Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
6/17/02


        Blended Coupon
6.5133%



        Excess Protection Level
          3 Month Average   5.02%
          October, 1997   5.49%
          September, 1997   4.87%
          August, 1997   4.70%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.27%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$706,000,000.00


        Seller Participation Amount
$4,401,496,533.34